UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:

333-113579-02

Central Index Key Number of Depositor/Registrant:

0001283434

AMERICAN EXPRESS

RECEIVABLES FINANCING

CORPORATION III LLC

(Exact Name of Depositor/Registrant

as Specified in its Charter)

Delaware	20-0942395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 1100

Mail Stop 02-01-46

Salt Lake City, Utah 84184

(801) 945-5648

(Address, Including Zip Code, and Telephone Number, Including Area Code, of the Registrant’s Principal

Executive Office)

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Central Index Key Number of Sponsor:

0000949348

AMERICAN EXPRESS

NATIONAL BANK

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On May 14, 2018, American Express Receivables Financing Corporation III LLC (“RFC III”) (the “Transferor”), American Express National Bank (“AENB”), and American Express Travel Related Services Company, Inc. (“TRS”) entered into an Underwriting Agreement (the “Series 2018-4 Underwriting Agreement”) with Citigroup Global Markets Inc., MUFG Securities Americas Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters (collectively, the “Underwriters”), with respect to the issuance and sale of Class A 2.99% Asset Backed Certificates, Series 2018-4 (the “Series 2018-4 Class A Certificates”), expected to be issued by the American Express Credit Account Master Trust (the “Trust”) on or about May 21, 2018 (the “Closing Date”). The Trust is also expected to issue the Class B 3.18% Asset Backed Certificates, Series 2018-4 (the “Series 2018-4 Class B Certificates” and, together with the Series 2018-4 Class A Certificates, the “Series 2018-4 Certificates”) on the Closing Date, which will be purchased directly by an affiliate of the Transferor. The Series 2018-4 Underwriting Agreement is attached hereto as Exhibit 1.1.

On May 14, 2018, the Transferor, AENB and TRS entered into an Underwriting Agreement (the “Series 2018-5 Underwriting Agreement”) with the Underwriters with respect to the issuance and sale of Class A Floating Rate Asset Backed Certificates, Series 2018-5 and the Class B Floating Rate Asset Backed Certificates, Series 2018-5 (together, the “Series 2018-5 Certificates”), expected to be issued by the Trust on the Closing Date. The Series 2018-5 Underwriting Agreement is attached hereto as Exhibit 1.2.

The Series 2018-4 Certificates and the Series 2018-5 Certificates are collectively referred to herein as the “Certificates.”

On the Closing Date, the Trust will supplement its Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (the “Pooling and Servicing Agreement”), with its Series 2018-4 Supplement, to be dated as of the Closing Date (the “Series 2018-4 Supplement”). An unexecuted copy of the Series 2018-4 Supplement is attached hereto as Exhibit 4.1.

On the Closing Date, the Trust will supplement the Pooling and Servicing Agreement with its Series 2018-5 Supplement, to be dated as of the Closing Date (the “Series 2018-5 Supplement”). An unexecuted copy of the Series 2018-5 Supplement is attached hereto as Exhibit 4.2.

In connection with the offering of the Certificates, the chief executive officer of the Transferor has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached hereto as Exhibit 36.1 (with respect to Series 2018-4) and Exhibit 36.2 (with respect to Series 2018-5). The certifications are being filed on this report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 1, Exhibit 4 and Exhibit 36:

Exhibit 1.1	The Series 2018-4 Underwriting Agreement, dated May 14, 2018, among the Transferor, AENB, TRS and the Underwriters.

Exhibit 1.2	The Series 2018-5 Underwriting Agreement, dated May 14, 2018, among the Transferor, AENB, TRS and the Underwriters.

Exhibit 4.1

Unexecuted copy of Series 2018-4 Supplement to be dated as of May 21, 2018, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April  1, 2018, as amended from time to time (filed as Exhibit 4.1 to the Form 8-K with the Securities Exchange Commission on April 4, 2018).

Exhibit 4.2

Unexecuted copy of Series 2018-5 Supplement to be dated as of May 21, 2018, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April  1, 2018, as amended from time to time (filed as Exhibit 4.1 to the Form 8-K with the Securities Exchange Commission on April 4, 2018).

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2018-4).

Exhibit 36.2	Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2018-5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust

By:	/s/ Denise D. Roberts

Name:	Denise D. Roberts
Title:	President

Date: May 15, 2018